ADVISORS DISCIPLINED TRUST 1403

                          SUPPLEMENT TO THE PROSPECTUS

     BlackRock MuniYield New Jersey Quality Fund, Inc. (NYSE: MJI) has merged with and into BlackRock MuniHoldings New Jersey Quality Fund, Inc. (NYSE: MUJ). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio will no longer include shares of BlackRock MuniYield New Jersey Quality Fund, Inc.

     Supplement Dated:  April 14, 2015












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